SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 20, 2003
                                                         ----------------




                              BOOKS-A-MILLION, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                      0-20664                        63-0798460
--------------------               -------                        ----------
(State or other jurisdiction     (Commission                    (IRS Employer
    of incorporation)              File Number)              Identification No.)



 402 Industrial Lane, Birmingham, Alabama                           35211
 ----------------------------------------                          --------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (205) 942-3737
                                                           --------------

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits
         This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".


     Exhibit No.                                       Description
     -----------                                       -----------
      99.1                                 Press Release Dated August 20, 2003


Item 12.  Results of Operations and Financial Condition.


         On August 20, 2003, Books-A-Million, Inc. issued a press release announcing its financial results for the quarter ended August 2, 2003. A copy of the press release is attached as Exhibit 99.1.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 20, 2003                                     BOOKS-A-MILLION, INC.


                                                  By:/s/ Richard S. Wallington
                                                         ----------------------
                                                         Richard S. Wallington
                                                         Chief Financial Officer




                                  EXHIBIT INDEX


     Exhibit No.                                       Description
     -----------                                       -----------

      99.1                                 Press Release Dated August 20, 2003

                                                                    Exhibit 99.1

             BOOKS-A-MILLION, INC. ANNOUNCES SECOND QUARTER RESULTS
                      COMPARABLE STORE SALES INCREASE 6.0%,
                        NET INCOME INCREASES $1.8 MILLION

BIRMINGHAM, Ala. (August 20, 2003) -- Books-A-Million, Inc. (Nasdaq/NM:BAMM) today announced financial results for the second quarter and six-months ended August 2, 2003. Net sales for the second quarter of fiscal 2004 increased 9.1% to $113.5 million from $104.0 million in the year-earlier period. Comparable store sales for the quarter increased 6.0%. Net income for the quarter was $1.4 million, or $0.08 per diluted share, compared with a net loss of $425,000, or $0.03 per diluted share, in the year-earlier period.

         For the 26-week period ended August 2, 2003, net sales increased 3.7% to $212.3 million from sales of $204.7 million. Comparable store sales increased 1.7% when compared with the same period of fiscal 2003. For the 26-week period, the Company reported net income of $319,000, or $0.02 per diluted share, compared with a net loss of $1.7 million, or $0.11 per diluted share for the year-earlier period. Last year's net loss included a decrease to earnings to reflect the cumulative effect of a change in accounting principle of $1.2 million after tax, or $0.08 per diluted share. Before the change in accounting principle, the Company reported a loss of $536,000, or $0.03 per diluted share.

         Commenting on the results, Clyde B. Anderson, Chairman and Chief Executive Officer, said, "The publication of Harry Potter and the Order of the Phoenix was an unprecedented event for our industry and, combined with the success of bestsellers in the biography, diet and health and fiction categories, resulted in the improvement in comparable store sales. In addition to the strong performance of the book categories, our gift categories, collectors products and cafes continued to post positive results. Joe Muggs cafe sales benefited from the introduction of our new Frappe brand frozen drinks.

         Anderson continued, "The fall lineup is one of the strongest in years and includes excellent selections from many well-known authors such as Tom Clancy, Patricia Cornwell, John Grisham, Bill O'Reilly, Jan Karon, Stephen King and Nicholas Sparks. Current bestsellers, such as The South Beach Diet and The Da Vinci Code, continue to sell well and promise to contribute to a successful fall season for books."

         Books-A-Million is one of the nation's leading book retailers and sells on the Internet at www.booksamillion.com. The Company presently operates 202 stores in 18 states and the District of Columbia. The Company operates three distinct store formats, including large superstores operating under the names Books-A-Million and Books & Co., traditional bookstores, operating under the name Bookland and Books-A-Million, and Joe Muggs Newsstands. The Company's wholesale operations include American Wholesale Book Company and Book$mart, both based in Florence, Alabama. NetCentral, Inc., an Internet development and service Company is located in Nashville, Tennessee.

                              BOOKS-A-MILLION, INC.
                   Unaudited Consolidated Statements of Income
                      (In thousands, except per share data)

                                                                      13 Weeks Ended               26 Weeks Ended
                                                                --------------------------   --------------------------
                                                                  August 3,      August 2,      August 3,      August 2,
                                                                      2003           2002           2003           2002
                                                                -----------     ----------   -----------    -----------
NET SALES                                                       $   113,473     $  104,023   $   212,318    $   204,732
   Cost of sales (including warehouse, distribution and
     store occupancy costs)                                          82,575         75,971       156,386        149,211
                                                                -----------     ----------   -----------    -----------
GROSS PROFIT                                                         30,898         28,052        55,932         55,521
   Operating, selling and administrative expenses                    23,746         23,758        45,409         46,481
   Depreciation and amortization                                      3,949          3,929         8,017          7,888
                                                                -----------     ----------   -----------    -----------
OPERATING INCOME                                                      3,203            365         2,506          1,152
   Interest expense, net                                                848          1,000         1,717          1,934
                                                                -----------     ----------   -----------    -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE INCOME TAXES AND CUMULATIVE
   EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                           2,355           (635)          789           (782)
   Income tax provision (benefit)                                       895           (241)          300           (297)
                                                                -----------     ----------   -----------    -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE CUMULATIVE EFFECT OF A CHANGE IN
   ACCOUNTING PRINCIPLE                                               1,460           (394)          489           (485)
DISCONTINUED OPERATIONS:
   Loss from discontinued operations (including loss
     on disposal)                                                      (160)           (50)         (275)           (83)
   Income tax provision (benefit)                                       (61)           (19)         (105)           (32)
                                                                -----------     ----------   -----------    -----------
LOSS FROM DISCONTINUED OPERATIONS                                       (99)           (31)         (170)           (51)
                                                                -----------     ----------   -----------    -----------
INCOME (LOSS) BEFORE CUMULATIVE EFFECT
   OF A CHANGE IN ACCOUNTING PRINCIPLE                                1,361           (425)          319           (536)
   Cumulative effect of a change in accounting principle,
   net of income taxes                                                   --             --            --         (1,201)
                                                                -----------     ----------   -----------    -----------
NET INCOME (LOSS)                                               $     1,361     $     (425)  $       319    $    (1,737)
                                                                ===========     ==========   ===========    ===========

NET INCOME (LOSS) PER COMMON SHARE:
Basic:
   Income (loss) from continuing operations before
     cumulative effect of a change in accounting principle      $      0.09     $    (0.03)  $     0.03     $     (0.03)
   Loss from discontinued operations                                  (0.01)            --        (0.01)             --
                                                                -----------     ----------   ----------     -----------
   Income (loss) before cumulative effect of a change in
     accounting principle                                              0.08          (0.03)        0.02           (0.03)
   Cumulative effect of a change in accounting principle                 --             --            --          (0.08)
                                                                -----------     ----------   -----------    -----------
   Net income (loss)                                            $      0.08     $    (0.03)  $     0.02     $     (0.11)
                                                                ===========     ==========   ==========     ===========

Diluted:
   Income (loss) from continuing operations before
     effect of a change in accounting principle                 $      0.09     $    (0.03)  $     0.03     $     (0.03)
   Loss from discontinued operations                                  (0.01)            --        (0.01)             --
                                                                -----------     ----------   ----------     -----------
   Income (loss) before cumulative effect of a change in
     accounting principle                                              0.08          (0.03)        0.02           (0.03)
   Cumulative effect of a change in accounting principle                 --             --            --          (0.08)
                                                                -----------     ----------   -----------    -----------
   Net income (loss)                                            $      0.08     $    (0.03)  $     0.02     $     (0.11)
                                                                ===========     ==========   ==========     ===========

Weighted average shares outstanding:
   Basic                                                             16,248         16,199        16,234         16,181
                                                                ===========     ==========   ===========    ===========
   Diluted                                                           16,518         16,199        16,435         16,181
                                                                ===========     ==========   ===========    ===========


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Safe Harbor Statement Under the Private Securities Litigation Reform Act
of 1995:

This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. A number of factors could cause actual results, performance, achievements of the Company, or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These factors include, but are not limited to, the competitive environment in the book retail industry in general and in the Company's specific market area; inflation; economic conditions in general and in the Company's specific market areas; the number of store openings and closings; the profitability of certain product lines, capital expenditures and future liquidity; liability and other claims asserted against the Company; uncertainties related to the Internet and the Company's Internet initiative. In addition, such forward-looking statements are necessarily dependent upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included herein do not purport to be predictions of future events or circumstances and may not be realized. Given these uncertainties, shareholders and prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligations to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.